UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 28, 2026
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VALVOLINE INC.
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Kentucky	001-37884	30-0939371
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Valvoline Way, Suite 100
Lexington, KY 40509
(Address of Principal Executive Offices)

(859) 357-7777
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2026, Valvoline Inc. (“Valvoline” or the “Company”) held its 2026 Annual Meeting of Shareholders (“2026 Annual Meeting”). At the 2026 Annual Meeting, the Company’s shareholders approved the Valvoline Inc. 2026 Omnibus Incentive Plan (the “2026 Omnibus Incentive Plan”). The 2026 Omnibus Incentive Plan replaces the 2016 Valvoline Inc. Incentive Plan. The material terms of the 2026 Omnibus Incentive Plan are described in “Proposal 4: Approval of the Valvoline Inc. 2026 Omnibus Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 19, 2025 (“2026 Proxy Statement”), which is incorporated by reference herein. The description of the 2026 Omnibus Incentive Plan does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the 2026 Omnibus Incentive Plan, a copy of which is included in the 2026 Proxy Statement as Appendix B.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting, a total of 117,276,828 shares of Valvoline common stock, representing 92.2% of the 127,241,976 shares outstanding and eligible to vote, were represented in person or by valid proxies. The final results for each of the matters submitted to a vote of shareholders at the 2026 Annual Meeting are as follows:

Proposal 1: All of the nominees for director were elected to serve a one-year term until the following annual meeting of Valvoline’s shareholders and until their successors have been duly elected and qualified, by the votes set forth in the table below:

Nominees	For	Against	Abstain	Broker Non-Vote
Chris Carr	106,930,276	3,890,222	217,960	6,238,370
Gerald W. Evans, Jr.	105,724,194	5,056,396	257,868	6,238,370
Lori A. Flees	106,931,791	3,902,680	203,987	6,238,370
Richard J. Freeland	104,619,506	6,210,396	208,556	6,238,370
Carol H. Kruse	104,618,734	6,184,920	234,804	6,238,370
Patrick S. Pacious	106,722,501	4,108,399	207,558	6,238,370
Jennifer L. Slater	106,886,650	3,945,042	206,766	6,238,370
Charles M. Sonsteby	104,229,915	6,600,632	207,911	6,238,370
Janet S. Wong	106,845,036	3,996,398	197,024	6,238,370

Proposal 2: The appointment of Ernst & Young LLP as Valvoline’s independent registered public accounting firm for fiscal 2026 was ratified by the shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
116,430,634	694,244	151,950	0

Proposal 3: The non-binding advisory vote that shareholders vote on Valvoline’s executive compensation every year was approved by the shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
97,201,197	13,477,256	360,005	6,238,370

Proposal 4: The Valvoline Inc. 2026 Omnibus Incentive Plan was approved by the shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
98,126,370	12,583,171	328,917	6,238,370

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALVOLINE INC.

Date: January 29, 2026	By:	/s/ Julie M. O'Daniel
Julie M. O'Daniel
Senior Vice President, Chief Legal Officer and Corporate Secretary

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